SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 29, 1999

                   Financial Security Assurance Holdings Ltd.
             (Exact name of registrant as specified in its charter)

New York                           1-12644                   13-3261323
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

350 Park Avenue, New York, NY                                10022
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(Address of principal executive offices)                     (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 826-0100

      Item 7. Financial Statements and Exhibits.

      This current report on Form 8-K is being filed to incorporate by reference the documents included as Exhibits hereto into the following Registration Statements of Financial Security Assurance Holdings Ltd. (the "Company"):

      o Registration Statement No. 333-74165 on Form S-3, effective August 18, 1999 (the "August 1999 Form S-3"), and

      o Registration Statement No. 333-34181 on Form S-3, effective September 10, 1997, as amended by the August 1999 Form S-3, which constituted Post-Effective Amendment No. 1 thereto.

The documents included as Exhibits hereto, and incorporated by reference into such Registration Statements, relate to sales by the Company of shares of its Common Stock.

      Exhibit Number                           Description
      --------------                           -----------

            1. Purchase Agreement dated October 29, 1999 between White Mountains Insurance Group, Ltd. and the Company.

            2. Purchase Agreement dated November 2, 1999 between XL Capital Ltd and the Company.

            3. Purchase Agreement dated October 29, 1999 between The Tokio Marine and Fire Insurance Co., Ltd. and the Company.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,


Date: November 24, 1999             By: /s/ Bruce Stern
                                        ---------------------------------
                                        Bruce E. Stern, Managing Director

                                  EXHIBIT INDEX

      Exhibit Number                           Description
      --------------                           -----------

            1. Purchase Agreement dated October 29, 1999 between White Mountains Insurance Group, Ltd. and the Company.

            2. Purchase Agreement dated November 2, 1999 between XL Capital Ltd and the Company.

            3. Purchase Agreement dated October 29, 1999 between The Tokio Marine and Fire Insurance Co., Ltd. and the Company.